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                                                                     EXHIBIT 4.2


     -------------                                              ------------
        NUMBER                                                     SHARES
                                      GTX
      GT
     -------------                                              ------------

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE                               SEE REVERSE FOR
 IN CANTON, MA JERSEY CITY, NJ                               CERTAIN DEFINITIONS
      OR IN NEW YORK, NY

     COMMON STOCK                                            CUSIP   40052B 10 8


          THIS CERTIFIES that









           is the owner of

                  fully paid and non-assessable shares with a
                 par value of $.001 each of the Common Stock of

        ------------------------------- GTX, INC. -----------------------------

          transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
             WITNESS the facsimile signatures of its duly authorized officers.

          Dated:

          COUNTERSIGNED AND REGISTERED:
               EquiServe Trust Company, N.A.

                         TRANSFER AGENT
                         AND REGISTRAR



  BY

            AUTHORIZED OFFICER                 PRESIDENT               SECRETARY
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         THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO
REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS, SUCH REQUEST MAY BE MADE TO THE CORPORATION OR ITS TRANSFER AGENT.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- AS TENANTS IN COMMON                                          [STAMP]
TENENT  -- AS TENANTS BY THE ENTIRETIES
JT TEN  -- AS JOINT TENANTS WITH RIGHT OF
           SURVIVORSHIP AND NOT AS tenants
           IN COMMON

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED_______________ HEREBY set assign and transfer unto

PLEASE INSERT TO CALL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNER

---------------------------------------

---------------------------------------

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNED

________________________________________________________________________________

________________________________________________________________________________

______________________________________________________________________ shares of the capital stock represented by the within certificate and do hereby irrevocably constitute and appoint

________________________________Afforaly to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.
Dated_____________

         _______________________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE PAGE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION ON THE [ILLEGIBLE] ANY CHANGE WHATEVER.

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO RULE 17AD-18 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SIGNATURE(S) GUARANTEED BY: